Income Taxes	6 Months Ended
Jun. 30, 2019
Income Tax Disclosure [Abstract]
Income Taxes	INCOME TAXES

For the three months ended June 30, 2019 and 2018, the Corporation's effective tax rates were 14% and 17%, respectively. The decrease in the effective tax rate was driven primarily by the impact of accelerated capital cost allowance, partially offset by the disposition of the Waneta Expansion.

For the six months ended June 30, 2019 and 2018, the Corporation’s effective tax rates were 15% and 11%, respectively. The increase in the effective tax rate was driven primarily by the disposition of Waneta Expansion, along with a one-time remeasurement of the Corporation's deferred income tax liabilities in 2018 that resulted from an election to file a consolidated state income tax return, partially offset by the impact of accelerated capital cost allowance.